EXHIBIT 10-R
------------
(C-XIII)


                          CONSENT OF DIRECTOR
                                  OF
                        CARLYLE MANAGERS, INC.


     The undersigned, being all the directors of Carlyle Managers, Inc., a Delaware corporation (the "Corporation"), acting by written consent pursuant to Section 141(f) of the Delaware General Corporation Law, hereby consent to the adoption of, and do hereby adopt, the following resolutions:

     WHEREAS, this Corporation is the holder of certain demand notes made by its shareholders in the aggregate original principal amount of $3,000,000 (the "Notes"), as set forth in EXHIBIT A attached hereto; and,

     WHEREAS, this Corporation desires to make a distribution to its shareholders aggregating $2,000,000, as a return of capital (the
"Distribution"); and,

     WHEREAS, in order to effect the Distribution, the outstanding principal amount of the Notes will be reduced as set forth in such Exhibit A.

     NOW, THEREFORE, BE IT RESOLVED, that this Corporation make the Distribution, as a return of capital, effective as of the date hereof, to be paid by the reduction of the outstanding principal amount as set forth EXHIBIT A attached hereto; and,

     FURTHER RESOLVED, that any officer of this Corporation is hereby authorized and directed to effect the Distribution as of the date hereof, to enter into, execute and deliver, or to ratify, any and all documents incidental or related thereto, including without limitation, those documents deemed necessary or appropriate to evidence the reduction in the outstanding principal balances of each of the Notes as set forth herein, and any said officer is hereby authorized and directed to take whatever actions said officer deems reasonably necessary in order to consummate the transaction described or contemplated.


Dated:           October 31, 1996




STUART C. NATHAN
--------------------
Stuart C. Nathan



Being the sole director or Carlyle Managers, Inc., a Delaware corporation.





                               EXHIBIT A
                               ---------



                                                Original
                                                Principal    Principal
Payor                          Date of Note      Amount      Reduction
-----                         --------------   ----------    ---------

JMB Realty Corporation        March 25, 1993   $  450,000     $300,000

JMB/Manhattan
 Associates, Ltd.             March 25, 1993   $  600,000     $400,000

Carlyle Real Estate
 Limited Partnership-XIII     March 25, 1993   $  600,000     $400,000

Carlyle Real Estate
 Limited Partnership-XIV      March 25, 1993   $1,200,000     $800,000

JMB Service Bureau
 company (a division of
 Northbrook Corporation),
 as successor-in-interest
 to JMB Holdings Corporation  March 25, 1993   $  150,000     $100,000